SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2006

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	07924 (Zip Code)

(908) 630-5000
(Registrant's telephone number, including area code)

Item 7.01. Regulation FD Disclosure

        On September 25, the Registrant will give a presentation to brokers and members of the financial community. The Registrant is filing a copy of that presentation as Exhibit 99.1 hereto.

Item 8.01. Other Events.

        On September 21, 2006, the Registrant issued a press release announcing that its Board of Directors declared a cash dividend of $0.03 per share, payable on November 30, 2006 to shareholders of record as of November 15, 2006. A copy of the September 21, 2006 press release is included as Exhibit 99.2 hereto.

        The information in this section, including the information contained in the press release included as Exhibit 99.2 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Presentation to the Financial Community dated September 25, 2006
99.2	Press Release dated September 21, 2006 announcing the declaration of a $0.03 per share cash dividend to be paid to shareholders of record as of November 15, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 22, 2006	SOMERSET HILLS BANCORP By: /s/Stewart E. McClure, Jr. President and Chief Executive Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description	Page No.
99.1	Presentation to the Financial Community dated September 25, 2006
99.2	Press Release dated September 21, 2006 announcing the declaration of a $0.03 per share cash dividend to be paid to shareholders of record as of November 15, 2006.